Exhibit 99.2
ENERGY FOCUS, INC.
ANNUAL MEETING OF SHAREHOLDERS
WEDNESDAY, JUNE 16, 2010 1:00 P.M. Eastern Time
Script for Chairperson of the Meeting
I. CALL THE MEETING TO ORDER
A. INTRODUCTIONS
Chairperson: Hello, ladies and gentlemen. Will the meeting please come to order. I want to welcome all of you to the annual meeting of shareholders of Energy Focus. I am Joe Kaveski, the Chief Executive Officer of the company, and I will be presiding at this meeting.
     Also present at the meeting today are:
     John M. Davenport, our President,
     Eric M. Hilliard, our Vice President and Chief Operating Officer,
     Nicholas G. Berchtold, our Vice President Finance, Chief Financial Officer, and Secretary,
     Roger Buelow, our Chief Technical Officer,
     Frank Lamanna, our Corporate Controller, and
     Gerry M. Cowden and Thomas J. Talcott, of Cowden & Humphrey, our outside General Counsel.
     Mr. Berchtold will act as secretary of this meeting. Mr. Lamanna has been appointed to act as Inspector of Election.
     Joseph Adams, representative from Plante and Moran, our independent auditors, is also present at the meeting. During the question and answer period at the end of the meeting, he will be available to answer questions concerning the company’s financial statements.
There are five vote-related items of business on the agenda for this year’s meeting.
The first item of business is to approve the reduction in the exercise price of a March 2008 Warrant to purchase 1,560,062 shares of common stock by The Quercus Trust from $3.08 to $0.01 per share.

The second item is the election of the directors for the coming year. Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated the following persons to serve as directors:
David Anthony,
John M. Davenport — who also serves as the company’s President,
J. James Finnerty,
Michael A. Kasper,
Joseph G. Kaveski — who also serves as the Company’s Chief Executive Officer,
Paul von Paumgartten, and
R. Louis Schneeberger;
The third item is to amend the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock from 30,000,000 to 60,000,000.
The fourth item is to approve an amendment to the 2008 Incentive Stock Plan to increase the number of shares of common stock authorized for issuance under the plan from 1,000,000 to 3,000,000.
The fifth item is to approve the issuance of warrants to directors and officers who have or will participate in the Company’s bonding program support.
B. INSTRUCTIONS ON RULES OF CONDUCT AND PROCEDURES
Chairperson: Each of you should have registered at the desk as you entered the meeting. If anyone has not registered, would you at this time please step over to the desk and sign the register.
To conduct an orderly meeting, we ask that participants abide by our rules of conduct. Shareholders should not address the meeting until recognized. Should you desire to ask a question or speak during this meeting, please raise your hand. After being recognized, first identify yourself and your status as a shareholder or representative of a shareholder, then state your point or ask your question. As stated in the rules of conduct, we ask that you restrict your remarks to the item of the agenda that is before us.
     Thank you for your cooperation with these rules.
C. PROOF OF NOTICE OF MEETING
Chairperson: Our stock transfer agent, The Bank of New York/Mellon Shareowner Services, is providing us with an Affidavit of Mailing establishing that Notice of this meeting was duly given. Copies of the Notice of Meeting and of the Affidavit of Mailing will be incorporated into the minutes of this meeting. All shareholders of record at the close of business on April 29, 2010 are entitled to vote at the annual meeting.

D. PROXIES; EXISTENCE OF QUORUM
Chairperson: Our first order of business at this meeting is to determine whether the shares represented at the meeting, either in person or by proxy, are sufficient to constitute a quorum for the purpose of transacting business. Mr. Berchtold, do you have a report?
Secretary: Yes, the shareholders list shows that holders of 22,930,366 shares of common stock of the company are entitled to vote at this meeting. We are informed by the inspector of election that there are represented in person or by proxy 20,213,727 shares of common stock or approximately 88.1% of all of the shares entitled to vote at this meeting. Aside from the 1,560,062 shares that are covered by the first item of business of this meeting, there are represented in person or by proxy 18,653,665 shares or approximately 81.3% of all shares entitled to vote at the meeting.
Chairperson: Thank you. Because holders of a majority of the shares entitled to vote at this meeting are present in person or by proxy, I declare this meeting to be duly convened for purposes of transacting the business as may properly come before it.
II. PROPOSALS AND DISCUSSION
Chairperson: The next order of business is a description of the matters to be voted on at today’s meeting.
A. PROPOSAL NO. 1— APPROVAL OF THE REDUCTION IN THE EXERCISE PRICE OF 1,560,062 WARRANTS ISSUED TO QUERCUS TRUST.
Chairperson: The first proposal before the shareholders of the company is the approval of the reduction in the exercise price of 1,560,062 warrants issued to The Quercus Trust on March 14, 2008 from $3.08 to $.01.
B. PROPOSAL NO. 2—ELECTION OF DIRECTORS
Chairperson: The second proposal before the shareholders of the company is the election of seven directors to serve until the annual meeting of shareholders in 2011 or until their successors are duly elected and qualified. The Board of Directors of the company recommends the election of the following persons as directors of the company:
David Anthony,
John M. Davenport — who also serves as the company’s President,
J. James Finnerty,
Michael A. Kasper,
Joseph G. Kaveski — who also serves as the Company’s Chief Executive Officer,
Paul von Paumgartten, and
R. Louis Schneeberger.

C. PROPOSAL NO. 3—AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION to increase the total number of authorized shares of common stock from 30,000,000 to 60,000,000.
Chairperson: The third proposal before the shareholders of the company is the approval of the amendment to the company’s certificate of incorporation to increase the total number of authorized shares of common stock from 30,000,000 to 60,000,000.
D. PROPOSAL NO. 4—APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2008 INCENTIVE STOCK PLAN to increase the number of shares of common stock authorized for issuance under the plan from 1,000,000 to 3,000,000.
Chairperson: The fourth proposal before the shareholders of the company is the approval of the amendment to the company’s 2008 incentive stock plan to increase the number of shares of common stock authorized for issuance under the plan from 1,000,000 to 3,000,000.
E. PROPOSAL NO. 5—APPROVAL OF THE ISSUANCE OF warrants to directors and officers who have or will participate in the Company’s bonding program support.
Chairperson: The fifth proposal before the shareholders of the company is the approval of bonding support program whereby directors and officers lend money to the company and, in return, obtain interest payments and warrants convertible into shares of company stock.
III. VOTING
Chairperson: I will now recognize any shareholders wishing to comment on any of these resolutions:
A. OPENING POLLS
Chairperson: With there being no further discussion, we will now open the polls. If you desire a ballot, please raise your hand to so indicate and it will be provided. The Inspector of Election will provide ballots to those who desire them. If you previously voted by proxy, you do not need to vote today unless you wish to change your vote.
B. VOTING ON PROPOSALS
Chairperson: The Inspector of Election will now collect any outstanding ballots. If you have brought your proxy or wish to vote by ballot, please provide your proxy or ballot to the Inspector of Election. Again, if you have already voted by proxy, you need not vote today unless you would like to change your vote. Please hold up your hand so that your ballot can be collected.
C. CLOSING POLLS

Chairperson: We now have all the ballots, and since all those desiring to vote by ballot have done so, I hereby declare the polls closed. The ballots and proxies will be held in the possession of the Inspector of Election. The Inspector of Election will count the votes.
IV. RESULTS OF VOTING
Chairperson: Will the Secretary please report the results of the voting.
Secretary: I will ask the Inspector of Election to provide an overview of the passage of the proposals.
Inspector of Elections: Based upon our tabulations, the following proposals have been approved by the shareholders:
PROPOSAL NO. 1—APPROVAL OF THE REDUCTION IN THE EXERCISE PRICE OF 1,560,062 WARRANTS ISSUED TO THE QUERCUS TRUST.
PROPOSAL NO. 2—ELECTION TO THE BOARD OF DIRECTORS OF THE SEVEN NOMINEES.
PROPOSAL NO. 3—AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION to increase the total number of authorized shares of common stock from 30,000,000 to 60,000,000.
PROPOSAL NO. 4—APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2008 INCENTIVE STOCK PLAN to increase the number of shares of common stock authorized for issuance under the plan from 1,000,000 to 3,000,000.
PROPOSAL NO. 5—APPROVAL OF THE ISSUANCE of warrants to directors and officers who have or will participate in the Company’s bonding program support.
Secretary: Thank you, this concludes the voting process for the company’s annual shareholder meeting. I will now turn the meeting back over to the Chairperson.
V. ADJOURNMENT
Chairperson: Thank you for attending today’s meeting. The meeting is adjourned. We will now have a presentation by the company’s management, after which we will have a brief question and answer period.
VI. MANAGEMENT PRESENTATION
VII. QUESTIONS AND ANSWERS

Script reviewed and certified by
Chief Financial Officer and Secretary
Energy Focus, Inc.